SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 28, 2004

--------------------------------------------------------------------------------


                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   001-31258                13-3880755
  (State or Other Jurisdiction      (Commission File           (IRS Employer
        of Incorporation)               Number)             Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                              22030-2801
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200

--------------------------------------------------------------------------------




Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.     Description

     99.1 Press Release, dated April 28, 2004, announcing the Company's financial results for the first quarter ended March 31, 2004.

     99.2 Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.


Item 12.    Results of Operations and Financial Condition.

     On April 28, 2004, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the Company's financial results for the first quarter ended March 31, 2004, as well as the schedule for a conference call and "web cast" on the same date.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by the Company during its April 28, 2004 earnings conference call to the most directly comparable GAAP financial measures and is incorporated by reference herein.

     The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ANTEON INTERNATIONAL CORPORATION

Date: April 28, 2004                          /s/  Curtis L. Schehr
---------------------                        -----------------------------------
                                                   Curtis L. Schehr
                                                   Senior Vice President,
                                                   General Counsel and Secretary



--------------------------------------------------------------------------------


                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description

     99.1 Press Release, dated April 28, 2004, announcing the Company's financial results for the first quarter ended March 31, 2004.

     99.2 Reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                                                    Exhibit 99.1

NEWS




FOR IMMEDIATE RELEASE

                                                            Contacts:

                                                            Investors
                                                            Dennis Kelly
                                                            (703) 246-0318
                                                            dkelly@anteon.com

                                                            Media
                                                            Tom Howell
                                                            (703) 246-0525
                                                            thowell@anteon.com







                 ANTEON REPORTS RECORD 1st QUARTER 2004 RESULTS

               o    Revenues of $288.2 million, up 26.1%
               o    Operating income of $23.5 million, up 31.0%
               o    Fully diluted EPS of $0.36, up 44.0%

     FAIRFAX, VA, April 28, 2004 - Anteon International Corporation (NYSE: ANT), a leading information technology, and systems engineering and integration company, announced today its operating results for the first quarter ended March 31, 2004.

Financial Results

     Revenues for the first quarter of 2004 increased 26.1% to $288.2 million from $228.6 million for the comparable period in 2003. Excluding ISI, the organic revenue growth rate for the quarter was 11.5%. Operating income for the first quarter increased 31.0% to $23.5 million from $18.0 million for the comparable period in 2003. Net income for the first quarter increased
46.9% to $13.3 million versus $9.1 million in the comparable period in 2003. Earnings per share on a fully diluted basis was $0.36 versus $0.25 in the comparable quarter in 2003, an increase of 44.0%. Cash flow from operations for the first quarter was $549 thousand, and days sales outstanding increased to 76 days.

     A reconciliation between certain non-GAAP financial measures and reported financial results is provided as an attachment to this press release.

New Business

     Anteon generated $438 million of new business orders during the first quarter. Major contracts awarded during the first quarter were across our core Department of Defense and Department of Homeland Security customers and included:

     o A $325 million contract to modernize and improve the performance of U.S. Navy surface ships;

     o A $34.9 million contract to support the reorganization of all U.S. Army combat divisions based in the United States; o A $65.3 million contract to provide services supporting the modernization and maintenance of U.S. Navy submarines and undersea systems;

     o A $48.5 million Blanket Purchase Agreement to provide IT services to the U.S. Coast Guard in support of its homeland security mission;

     o A $49.6 million contract to provide modernization services for U.S. Navy Mine Countermeasure and Mine Hunter ships;

     o A $24.8 million contract to conduct research at the U.S. Air Force Laser Hardened Materials Evaluation Laboratory, a facility that Anteon has supported for almost fifteen years; and

     o A multiple award contract, with a ceiling of $460 million, to support Navy aircraft and aviation weapons systems.

CEO Comments

     Joseph M. Kampf, President and Chief Executive Officer of Anteon, said, "The first quarter of 2004 was another strong quarter for Anteon, headlined by excellent financial growth throughout our income statement. I am extremely pleased with the depth and breadth of our first quarter contract wins and our exceptionally strong business development positioning going forward. We currently have a robust qualified opportunity pipeline of over $13 billion, including over $4 billion in proposals under evaluation. Our total estimated remaining contract value, at quarter end, was $5.8 billion. We added a net of 270 new employees bringing our total to approximately 7,900. I am confident that 2004 will be another exceptional year for `Team' Anteon. We are a key services provider supporting national priorities and are ideally positioned to increase market share. "


Company Guidance

     The Company provides guidance for the second quarter 2004 and reiterates its full year 2004 guidance as summarized in the table below.


                             2004 FINANCIAL GUIDANCE
           (Dollars and shares in millions, except per share amounts)

                                                  Q2 2004                     Full Year 2004
                                                  -------                     --------------
Revenues                                       $295 - $305                   $1,220 - $1,250

Weighted Average Shares
Outstanding                                         37.4                            37.8

Tax Rate                                            38.7%                          38.7%

Fully Diluted Earnings Per Share          Meet or exceed $0.36                Meet or exceed $1.50

Conference Call

     Anteon has scheduled a conference call for 10:00 a.m. Eastern Daylight Time TODAY, April 28, 2004, during which senior management will discuss first quarter results and respond to questions. The conference call will be Webcast (listen only) via Anteon's website at www.anteon.com.

     A telephone replay of the call also will be available beginning at 1:00 p.m. Eastern Daylight Time on April 28, 2004, until midnight May 1, 2004. To access the replay, call (800) 642-1687 (U.S.) or (706) 645-9291 (International). The confirmation code for access to the replay is 6682565. A replay also will be available on Anteon's website shortly after the conclusion of the call.

About Anteon

     Anteon, headquartered in Fairfax, Virginia, is a leading information technology, and systems engineering and integration company, providing support to the federal government and international sectors. For over 28 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. The Company currently has approximately 7,900 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys. Anteon was cited by Forbes Magazine, in 2004, as one of the 25 fastest growing U.S. technology companies and named one of the world's top 100 information technology companies in Business Week's INFOTECH 100 Annual Report (2003). For more information, visit www.anteon.com.

Safe Harbor Statement under the Private Securities Litigation Reform
Act of 1995:

     The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "projects," "anticipates," "believes," "estimates," "expects," "plans," "intends," and similar expressions. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward-looking statements include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks, including risks associated with protests, and other risks described in the Company's Securities and Exchange Commission filings. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time. The Company does not currently intend, however, to update the guidance provided today prior to its next earnings release.


                                      # # #


                                  ANTEON INTERNATIONAL CORPORATION
                           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         For the three months ended March 31, 2004 and 2003
                                     ($ in thousands, except EPS)

                                                  Three Months        Three Months
                                                      Ended               Ended           Percentage
                                                   March 2004          March 2003           Change
                                                 ----------------    ----------------    -------------


Revenues                                          $     288,150       $    228,591            26.1%

   Cost of Revenues                                     248,059            197,176            25.8%
   General and Administrative Expenses                   15,875             12,972            22.4%
   Amortization of Intangible Assets                        679                477            42.3%
                                                     -----------         ----------
Operating Income                                         23,537             17,966            31.0%

   Other Income                                               2                 --              N/A
   Interest Expense                                       1,794              3,191          (43.8%)
   Minority Interest                                        (5)               (12)              N/A
                                                     -----------         ----------
Pretax Income                                            21,740             14,763            47.3%
   Income Tax                                             8,406              5,688            47.8%
                                                     -----------         ----------
Net income                                        $      13,334       $      9,075            46.9%
                                                     ===========         ==========
   EBITDA                                                25,266             19,323            30.8%
   Cash flow from Operations                                549             13,361          (95.9%)

   Basic Shares                                          35,448             34,460             2.9%
   Diluted Shares                                        37,147             36,630             1.4%
   EPS, Basic                                     $        0.38       $       0.26            46.2%
   EPS, Diluted                                   $        0.36       $       0.25            44.0%


                                     ANTEON INTERNATIONAL CORPORATION
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                              ($ in thousands)

                                                                     As of
                                                                 March 31, 2004               As of
                                                                  (unaudited)           December 31, 2003
                                                               -------------------    ----------------------
ASSETS
    Cash and cash equivalents                                     $      2,229           $       2,088
    Accounts receivable, net                                           243,997                 222,937
    Other current assets                                                17,314                  19,566

    Property and equipment, net                                         12,391                  12,759
    Goodwill, net                                                      212,205                 212,205
    Intangible and other assets, net                                     9,005                   9,725
                                                                   -----------            ------------
Total assets                                                      $    497,141           $     479,280
                                                                   ===========            ============

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable/accrued expenses and other current
      liabilities                                                 $    133,293           $     123,521
    Indebtedness                                                       158,101                 158,776
    Deferred revenue                                                     8,395                  11,783
    Other long-term liabilities                                          8,058                  10,498
                                                                   -----------            ------------
Total liabilities                                                      307,847                 304,578

Minority interest in subsidiaries                                          215                     210
Stockholders' equity                                                   189,079                 174,492
                                                                   -----------            ------------
Total liabilities and stockholders' equity                        $    497,141           $     479,280
                                                                   ===========            ============

                    RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                  ($ in thousands)

                                                    2004             2003
                                                     Q1               Q1
                                                 ---------        --------
   Net Income                                   $  13,334        $  9,075

   Provision for income taxes                       8,406           5,688
   Interest expense, net of interest income         1,794           3,191
   Amortization                                       679             477
   Depreciation                                     1,053             892
                                                 ---------        --------
   EBITDA (1)                                   $  25,266        $ 19,323
                                                 =========        ========


     (1) "EBITDA" as defined, represents income before income taxes plus depreciation, amortization and net interest expense. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.

                  RECONCILIATION BETWEEN TOTAL REVENUE GROWTH
                           AND ORGANIC REVENUE GROWTH
                                ($ in thousands)

                                                      Q1
                                                 -------------

2003 Revenue                                     $   228,591
2004 Revenue                                         288,150
Total Revenue Growth over 2003                         26.1%

Less: 2004 ISI Revenue                                33,227
Adjusted Total 2004 Revenue                          254,923
Organic Revenue Growth over 2003                       11.5%

                                                                    Exhibit 99.2

                   RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                  ($ in thousands)

                                                    2004             2003
                                                     Q1               Q1
                                                 ---------        --------
   Net Income                                   $  13,334        $  9,075

   Provision for income taxes                       8,406           5,688
   Interest expense, net of interest income         1,794           3,191
   Amortization                                       679             477
   Depreciation                                     1,053             892
                                                 ---------        --------
   EBITDA (1)                                   $  25,266        $ 19,323
                                                 =========        ========


     (1) "EBITDA" as defined, represents income before income taxes plus depreciation, amortization and net interest expense. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.

                 RECONCILIATION BETWEEN TOTAL REVENUE GROWTH
                           AND ORGANIC REVENUE GROWTH
                                ($ in thousands)

                                                      Q1
                                                 -------------

2003 Revenue                                     $   228,591
2004 Revenue                                         288,150
Total Revenue Growth over 2003                         26.1%

Less: 2004 ISI Revenue                                33,227
Adjusted Total 2004 Revenue                          254,923
Organic Revenue Growth over 2003                       11.5%

                RECONCILIATION OF TOTAL DEBT TO NET DEBT
                            ($ in thousands)

Net Debt                                              Q1 2004
                                                 -------------

Revolving Credit Facility                        $      4,100
Term Loan                                             149,625
Subordinated Notes Payable                              2,500
Senior Subordinated Notes                               1,876
                                                 -------------
Total:                                                158,101

Less: Cash                                              2,229
                                                 -------------
Net Debt                                         $    155,872
                                                 =============



                        RECONCILIATION OF CASH FLOW FROM
                          OPERATIONS TO FREE CASH FLOW
                                ($ in thousands)

Free Cash Flow                                       Q1 2004
                                                 -------------

Cash Flow from Operations                        $       549
Less: Capital Expenditures                             (685)
                                                 -------------
Free Cash Flow                                   $     (136)
                                                 =============